UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2020

CHAPARRAL ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38602	73-1590941
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

701 Cedar Lake Boulevard Oklahoma City, OK	73114
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (405) 478-8770

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	CHAP	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, on August 16, 2020, Chaparral Energy, Inc. (the “Company”) and its subsidiaries filed chapter 11 cases in the United States Bankruptcy Court for the District of Delaware.

On August 17, 2020, the Company was notified by the New York Stock Exchange (“NYSE”) that, as a result of the chapter 11 cases and in accordance with Section 8.02.01D of the NYSE Listed Company Manual, the NYSE has determined to commence proceedings to delist the Company’s Class A Common Stock, par value $0.01 per share (“common stock”), from the NYSE. The NYSE also suspended trading of the common stock on August 17, 2020.

The Company does not plan to appeal the NYSE’s determination. Accordingly, a Form 25-NSE will be filed with the Securities and Exchange Commission, which will remove the common stock from listing and registration on the NYSE.

After the common stock is delisted by NYSE, it may trade on the OTC Bulletin Board (“OTC BB”) or the Pink OTC Markets, Inc. (the “Pink Sheets”). Even once quoted by such a market maker, which occurred on August 18, 2020, there is no assurance that the common stock will continue to be eligible to trade, or will be traded, on the OTC BB or the Pink Sheets.

In addition to the decrease in liquidity caused by investors’ inability to trade shares of common stock on the NYSE, the Company cautions that trading in the common stock during the pendency of the chapter 11 cases is highly speculative and poses substantial risks. Trading prices for the common stock may bear little or no relationship to the actual recovery, if any, by holders of the common stock in the chapter 11 cases. The Company expects that holders of the common stock could experience a significant or complete loss on their investment, depending on the outcome of the chapter 11 cases. Accordingly, the Company urges extreme caution with respect to existing and future investments in the common stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHAPARRAL ENERGY, INC.

Dated: August 19, 2020	By:	/s/ Justin Byrne
	Name:	Justin Byrne
	Title:	Vice President and General Counsel